Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
24.	SUBSEQUENT EVENTS

Grant of nonvested shares

On February 27, 2012, the Company granted a total of 4,612,000 nonvested ordinary shares to employees under the 2007 Share Incentive Plan, as currently in effect. The nonvested shares vest in accordance with the vesting schedule set out in the nonvested shares award agreement, which is (1) 1/4 on March 1, 2013 and 1/16 on each of the 12 quarterly anniversaries subsequent to the first vesting date or (2) 6.25% on June 1, 2012 and 6.25% on each of the 15 quarterly anniversaries subsequent to the first vesting date or (3) 8.5% on June 1, 2012, 8.5% on each of the 7 quarterly anniversaries subsequent to the first vesting date and 8% on the following 4 quarters or (4) 50% on March 1, 2013 and 50% on March 1, 2014. The fair value of each nonvested share at the date of grant was $2.72. The Group has determined the grant date fair value of the nonvested shares was $12,545 which will be recognized in the consolidated statement of operations in the respective service period set out in the award agreement.

Acquisition of equity method investment

On January 17, 2012 the Company acquired 20% equity interest in Ariadne's Thread Co., Ltd with the cash consideration of $477, which is an ecommerce platform operator and will assist the company to carry out ecommerce combined with digital map services. The acquisition is accounted for under equity method. The Company paid the cash consideration of $183 as of December 31, 2011, which was recognized in "prepaid consideration in connection with equity investment" on the consolidated balance sheet, and the remaining consideration of $294 was paid in February and March 2012.

Disposal of Xuancai

In January 2012, the Company entered an agreement with a third party to sell all its equity interest in XuanCai, which is mainly engaged in value-added mobile service. There was no material business operation in XuanCai before the disposal and accordingly this disposal was not reported as discontinued operation. The total consideration was $47 and the loss from the disposal of XuanCai was $9.

Share Repurchase Program

On February 27, 2012, the Company was authorized, but not obligated, by its board of directors to repurchase up to US$50.0 million worth of its own ADSs within 12 months upon receiving such authorization. The repurchases may be made from time to time on the open market at prevailing market prices pursuant to a 10b5-1 plan (which allows AutoNavi to repurchase its ADSs pursuant to the pre-determined terms under the plan at any time, including periods in which it may be in possession of material non-public information), in negotiated transactions off the market, in block trades or otherwise. The timing and extent of any purchases will depend upon market conditions, the trading price of its ADSs and other factors, and is subject to the restrictions relating to volume, price and timing under applicable law. The Company expects to implement this share repurchase program in a manner consistent with market conditions and the interests of the shareholders. The Company's board of directors will review the share repurchase program periodically, and may authorize adjustment of its terms and size accordingly. The Company plans to fund repurchases made under this program from its available cash balance.

Pursuant to the share repurchase plan, the Company repurchased 73,567 ADSs in March and April 2012, representing 294,268 ordinary shares, with a total consideration of $905 at the price range of $11.63 to $12.57 per ADS including brokerage commissions. The repurchased shares were recorded as treasury stock and will be canceled subsequently.